                                                                Exhibit 10.9



       List of Contents of Exhibits and Schedules to the Landmark American
               Insurance Company Quota Share Reinsurance Agreement



           Exhibits                         Description
           --------                         -----------

Exhibit A                           Form of Accounting and Settlement Reports

Exhibit B                           Form of Trust Agreement

Exhibit C                           Assignment of Net Premium Receivables

Exhibit D                           Assignment of Reinsurance Recoverables

Exhibit E                           URC Investment Guidelines




          Schedules                         Description
          ---------                         -----------

Schedule 2.1                        Terrorism Allocation Methodology

Schedule 2.4                        Reinsurance Contracts